8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

EXHIBIT 99.1

The CATO Corporation

NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

John R. Howe

Executive Vice President

Chief Financial Officer

704-551-7315

CATO

REPORTS 4Q AND FULL-YEAR LOSS

CHARLOTTE, N.C. (March 18, 2021)

–– The Cato Corporation (NYSE: CATO)

today reported losses
for the fourth quarter and year ended January 30, 2021.

For the fourth quarter, the Company
reported a net loss of $6.9 million, or ($0.31) per diluted share, compared to a net loss of $3.2 million or ($0.13) per diluted share for the prior fourth quarter ended February 1, 2020.

Full-year fiscal 2020
net loss was $46.1 million or ($1.96) per diluted share compared to income of $35.9 million or $1.46 earnings per diluted share for 2019.

Sales for fiscal fourth quarter ended January 30, 2021 were $153.2 million, a decrease of 19% from sales of $188.4 million for the fourth quarter ended February 1, 2020. For the quarter, same-store sales decreased 20% from last year.

For the year, the Company's sales decreased 30% to $567.5
million from 2019 sales of $816.2 million.

Same-store sales for the year decreased 32% to last year.

"We began 2020 with a focus on growing the business,” said John Cato, Chairman, President and
Chief Executive Officer. “As a

result of the COVID-19 pandemic, our focus quickly shifted to protecting the business.”

Fourth-quarter gross margin decreased to 29.9% of sales from 34.3% of sales in 2019 primarily due to a reduction in merchandise contribution combined with the effects of deleveraging occupancy expense.

Selling, general and administrative expenses were 37.0% of sales compared to 35.6% in the prior year.

SG&A costs as a percent of sales were higher in the quarter primarily due to a store impairment charge of $6.2 million, partially offset by the elimination of incentive compensation compared to prior year and company-wide expense reductions. A pre-tax loss and the beneficial

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

effects of the CARES Act resulted in $2.4 million of tax benefit versus expense of $0.8 million last year.
For 2020, gross margin decreased to 23.7% of sales from 37.6% of sales in 2019 due to a reduction in merchandise contribution combined with the effects of deleveraging occupancy and buying expenses.

Selling, general and administrative expenses increased to 36.1% of sales compared to
32.3% in the prior year.

The selling, general and administrative rate increase was primarily due to impairment charges of $13.7 million and the effects of deleveraging corporate expenses, partially offset by the elimination of incentive compensation and company-wide expense reductions.

Income
tax benefit for the year was $25.1 million compared to an expense of $7.3 million last year.

"2020 was a challenging year for specialty apparel retail.

We made some difficult decisions in an
effort to sustain our business in the wake of the pandemic," Mr.

Cato said.

“Despite the challenges of
the COVID-19 pandemic, Cato continues to maintain a strong balance sheet, with $143.9 million in unrestricted cash and short-term investments and no debt.

As we begin to regain ground lost during
2020, our priority will continue to be the health and safety of our associates and customers, providing a safe shopping environment, while offering great value to our customers.”

For the fiscal year ended
January 30, 2021, the Company opened 76 stores, relocated 3 stores and closed 27 stores.

As of
January 30, 2021, the Company operated 1,330 stores in 33 states.

As the effects of the pandemic continue into 2021, there remains a high level of uncertainty about when these effects will subside, the continued impact they will have on our customers’ buying habits and the duration of supply chain disruption.

In light of these uncertainties, we are not planning any
store development for 2021, are keeping our capital expenditures to a minimum and not providing a
2021 outlook.
Statements, in this press release that express a belief,

expectation or intention, as well as those that are not historical fact, including, without limitation, any statements regarding the potential impact of the COVID-19 pandemic on the
Company’s business, under the Private Securities

Litigation Reform Act of 1995. We can give no assurance

that actual
results or events will not differ materially from those expressed or implied in any such forward-looking statements. Such
forward-looking statements are based on current expectations that are subject to known and unknown risks, uncertainties
and other factors that could cause actual results to differ

materially from those contemplated by the forward-looking
statements.

Such factors include, but are not limited to, the following:

any actual or perceived deterioration in the
conditions that drive consumer confidence and spending,

including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels of unemployment,

fuel, energy and food costs, wage rates, tax rates,
interest rates, home values, consumer net worth and

the availability of credit; changes in laws, regulations

or
governmental policies affecting our business, including

but not limited to tariffs; uncertainties regarding the impact of any
governmental action regarding, or responses to, the foregoing conditions; competitive factors and pricing pressures;

our
ability to predict and respond to rapidly changing fashion

trends and consumer demands; our ability to successfully
implement our new store development strategy to increase

new store openings and our ability of any such new stores

to

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

grow and perform as expected; adverse weather,

public health threats (including the global coronavirus

(COVID-19)
pandemic) or similar conditions that may affect our sales or operations;

inventory risks due to shifts in market demand,
including the ability to liquidate excess inventory at anticipated margins; and other factors discussed under “Risk

Factors”
in Part I, Item 1A of the Company’s most recently filed

annual report on Form 10-K and in other reports we file with or furnish to the Securities and Exchange Commission (“SEC”)

from time to time.

The Company does not undertake, to
publicly update or revise any forward-looking statements

made in this press release even if experience or future changes make it clear that any outcomes expressed or implied by

such forward-looking statements will not be realized.

The
Company is not responsible for any changes made to this

press release by wire or internet services.

# # #

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED JANUARY 30, 2021 AND FEBRUARY 1, 2020

(Dollars in thousands, except per share data)

Quarter Ended Twelve Months Ended
January 30, %
February 1,
% January 30, %
February 1,
%
2021

Sales
2020

Sales
2021

Sales
2020

Sales
REVENUES

Retail sales
$ 153,233 100.0%
$ 188,404 100.0%
$ 567,516 100.0%
$ 816,184 100.0%

Other revenue (principally finance,

late fees and layaway charges)
2,185 1.4%
2,475 1.3%
7,595 1.3%
9,151 1.1%

Total revenues
155,418 101.4%
190,879 101.3%
575,111 101.3%
825,335 101.1%
GROSS MARGIN (Memo) 45,784 29.9%
64,577 34.3%
134,329 23.7%
307,278 37.6%
COSTS AND EXPENSES, NET

Cost of goods sold
107,449 70.1%
123,827 65.7%
433,187 76.3%
508,906 62.4%

Selling, general and administrative
56,726 37.0%
67,065 35.6%
205,079 36.1%
263,802 32.3%

Depreciation
3,568 2.3%
3,963 2.1%
14,681 2.6%
15,485 1.9%

Interest and other income
(3,027) -2.0%
(1,574) -0.8%
(6,630) -1.2%
(6,065) -0.7%

Cost and expenses, net
164,716 107.5%
193,281 102.6%
646,317 113.9%
782,128 95.8%
Income (Loss) Before Income Taxes
(9,298) -6.1%
(2,402) -1.3%
(71,206) -12.6%
43,207 5.3%
Income Tax (Benefit)/Expense
(2,370) -1.5%
808 0.4%
(25,069) -4.4%
7,310 0.9%
Net Income (Loss)
$ (6,928) -4.5%
$ (3,210) -1.7%
$ (46,137) -8.1%
$ 35,897 4.4%
Basic Earnings Per Share
$ (0.31)
$ (0.13)
$ (1.96)
$ 1.46
Diluted Earnings Per Share
$ (0.31)
$ (0.13)
$ (1.96)
$ 1.46

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
January 30,
February 1,
2021
2020
(Unaudited)
(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents

$
17,510
$
11,824
Short-term investments

126,416
200,387
Restricted cash

3,918
3,896
Accounts receivable - net
52,320
26,088
Merchandise inventories

84,123
115,365
Other current assets
5,839
5,237
Total Current Assets

290,126
362,797
Property and Equipment – net

72,550
88,667
Noncurrent Deferred Income Taxes
5,685
8,636
Other Assets

22,850
24,073
Right-of-Use Assets, net
199,817
200,803

TOTAL
$
591,028
$
684,976
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
$
116,913
$
136,153
Current Lease Liability
63,421
63,149
Noncurrent Liabilities
19,536
21,976
Lease Liability
143,315
147,184
Stockholders' Equity
247,843
316,514

TOTAL
$
591,028
$
684,976